Exhibit 99.1

Risk Factor Update

(May 12, 2025)

Investors should carefully review and consider the information regarding certain factors that could materially affect TMC the metals company Inc.’s (the “Company”) business, consolidated financial condition or results of operations set forth under Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the Securities and Exchange Commission (“SEC”) on March 27, 2025 (the “2024 Form 10-K”), as materially revised or added to as set forth below. There have been no material changes from or additions to the risk factors disclosed in the 2024 Form 10-K other than the revised and new risk factors set forth below. The Company may disclose changes to risk factors or additional factors from time to time in its future filings with the SEC. Capitalized terms used in this Exhibit 99.1 and not defined herein shall have the meaning ascribed thereto in the Current Report on Form 8-K to which this Exhibit 99.1 is attached.

Our efforts to pursue deep-sea nodule exploration licenses and a commercial recovery permit under the U.S. Deep Seabed Hard Mineral Resources Act may subject us to conflicting regulatory regimes, uncertain legal interpretations, and operational risks that could adversely affect our business.

We have initiated a U.S.-based regulatory pathway with the U.S. Department of Commerce and NOAA under DSHMRA for the commercial recovery of polymetallic nodules in the CCZ, while maintaining our rights under our exploration contracts issued by the ISA under UNCLOS. We are now prioritizing this U.S. pathway, while preserving our rights under our subsidiaries’ ISA exploration contracts. Although we believe this dual-path approach enhances optionality, it introduces additional risks and complexities.

Both the ISA under UNCLOS and the U.S. regime under DSHMRA have not yet been used for commercial production of seafloor polymetallic nodules. To date, NOAA has not issued a commercial recovery permit, and the legal framework, while established, has not yet been applied to the full lifecycle of a seabed mining project. Despite our April 2025 applications now under NOAA review, the applications are subject to an initial determination by NOAA as to substantial compliance and completeness under DSHMRA, and there can be no assurance that such determinations will be favorable, that the applications will proceed to full review without delay, or that NOAA will not request additional information, modifications, or clarifications prior to accepting the applications for full review or that any of the applications will lead to NOAA granting the Company any exploration licenses or a commercial recovery permit on a timely basis or at all, or on commercially viable terms and conditions, which would materially and negatively impact our business, financial condition, liquidity, results of operations and prospects. In particular, NOAA’s regulations have been interpreted by some as requiring a sequential process in which an exploration license must first be obtained before a commercial recovery permit can be granted. Although we believe the regulations may allow for a direct or simultaneous application for a commercial recovery permit in cases where sufficient environmental and technical data already exists, there is no assurance that NOAA will agree with this interpretation . If NOAA requires us to begin the permitting process under DSHMRA with an exploration license, this likely would delay our intended commercialization timeline and increase permitting costs and complexity. Also, if TMC USA is required to resubmit any of its applications to NOAA because the initial applications are not in substantial compliance or complete, we could lose rights under DSHMRA to the areas covered by TMC USA’s initial applications if NOAA received another application covering the same areas before TMC USA resubmits the applications. In addition, there is no assurance that we will be able to comply with, or obtain a waiver of, the requirement under DSHMRA that minerals be processed in the United States.

In addition, permitting under DSHMRA will subject us to a complex regulatory system in the United States which we are in the initial stages of analyzing to determine applicability and how compliance will impact our development plans and potential commercial operations. For example, we will be subject to the Merchant Marine Act of 1920 and will need to be in full compliance with U.S. environmental laws, and NOAA may deny a commercial recovery permit if it determines that significant adverse environmental effects cannot be adequately mitigated. The review and approval process will also be subject to a full EIS process under NEPA, as well as public comment and potential legal challenge in U.S. courts by third parties. Although the recent Executive Order signed by President Trump on April 24, 2025 directs the Commerce Secretary to implement an expedited permitting process under DSHMRA, the timing of license or permit issuance remains uncertain, as there is no statutory deadline under DSHMRA and actual review timelines will depend on the scope and outcome of NOAA’s assessment.

Moreover, a U.S.-issued permit would be a unilateral authorization by the United States not formally recognized by the ISA or by countries that are parties to UNCLOS. We do not believe pursuing licenses and permits with NOAA under DSHMRA nullifies our ISA exploration contracts or our sponsorship contracts with the Republic of Nauru and the Kingdom of Tonga, and we believe NORI and TOML are in compliance with each of their ISA exploration contracts and each of their sponsorship contracts. There can be no assurances, however, that the ISA may not attempt to suspend or terminate our existing exploration contracts or that it will renew our NORI exploration contract when it expires in July 2026 or our TOML exploration contract when it expires in January 2027. Nor can there be assurances that our sponsorship contracts will not be suspended or terminated. In addition, if we proceed under the DSHMRA regime and secure U.S. permits, we may need to relinquish or suspend overlapping rights held under our ISA exploration contracts, which could raise diplomatic concerns or be perceived as undermining the ISA’s authority and allow the ISA to grant rights to these overlapping areas to other parties. While we believe our dual-path strategy is legally sound and the Trump administration, the U.S. Department of Commerce and NOAA have stated that U.S. companies can apply for exploration licenses and commercial recovery permits for deep-sea mining in ocean areas beyond national jurisdiction under DSHMRA, the announcement or implementation of this strategy may cause additional regulatory and political tensions, delay ISA decision-making, or impair our ability to secure or maintain exploration contracts or an exploitation contract under the ISA framework and may result in our need to engage in costly and time-consuming litigation to enforce our rights. In addition, UNCLOS parties and the ISA are under a legal obligation, under UNCLOS, not to recognize any commercial recovery permit issued to us under DSHMRA; many UNCLOS parties and the ISA are likely to regard such a permit as a violation of international law, including UNCLOS, which could affect international perceptions of the project, and could have implications for logistics, processing, and market access in UNCLOS parties for seabed minerals extracted under a U.S. license and for downstream products containing them, or for partnerships involving foreign entities, and could also result in actions, pursuant to UNCLOS, against the Company under the national laws of UNCLOS parties, any or all of which could have a material adverse affect on our business, financial condition, liquidity, results of operations and prospects.

Success under the U.S. regulatory pathway will also require continued policy support from the U.S. executive branch and agencies such as NOAA and the Department of Commerce. Shifts in U.S. political priorities, legal interpretations, or agency leadership could adversely affect our ability to obtain and maintain required approvals or to rely on DSHMRA as a viable permitting pathway.

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